UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-143352	20-8901634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On March 30, 2012, Atlantic Green Power Holding Company (the “Company”) entered into a Note Amendment Agreement (the “Note Amendment”) with Whalehaven Capital Fund, Ltd. (“Whalehaven”), which amended a promissory note previously issued by the Company to Whalehaven on February 4, 2011 in the principal amount of $250,000 (the “Whalehaven Note”).  The Whalehaven Note had matured on August 4, 2011.  A copy of the Note Amendment is attached hereto as Exhibit 4.1.

Pursuant to the terms of the Note Amendment, the term of the Whalehaven Note was extended to June 20, 2012.  In addition, the Note Amendment provides that the outstanding principal balance and accrued and unpaid interest under the Whalehaven Note are convertible at the option of the holder into shares of the Company’s common stock at a conversion price of $.04 per share.  However, the Note Amendment further provides that Whalehaven waives it right to receive shares of Atlantic Green Power Corporation’s (“Atlantic”) common stock pursuant to the proposed distribution by the Company of all of the shares of Atlantic’s common stock to the holders of the Company’s common stock (the “Distribution”), solely with respect to any shares of the Company’s common stock issued or issuable to Whalehaven upon full or partial conversion of the Whalehaven Note.

In addition, on March 30, 2012, the Company entered into separate Note and Warrant Amendment Agreements (the “Note and Warrant Amendments”) with each of Alpha Capital Anstalt and Adventure Ventures LLC which amended the convertible promissory notes issued by the Company to each of Alpha in the principal amount of $350,000 and Adventure in the principal amount of $150,000 on October 12, 2010 (each a “Convertible Note” and together the “Convertible Notes”) and the warrants to purchase shares of the Company’s common stock issued by the Company to each of Alpha, to purchase 375,000 shares, and Adventure, to purchase 160,714 shares, on October 12, 2010 (each a “Warrant” and together the “Warrants”).  Copies of the Note and Warrant Amendments are attached hereto as Exhibit 4.2 and Exhibit 4.3.

Pursuant to the terms of the Note and Warrant Amendments, the conversion price under the Convertible Notes is reduced to $.04 per share from $.70 per share and the exercise price under the Warrants is reduced to $.04 per share from $1.00 per share.  The reduction of the conversion price under the Convertible Notes and the exercise price under the Warrants was required pursuant to anti-dilution provisions contained therein.  These anti-dilution provisions were triggered in connection with the Note Amendment between the Company and Whalehaven discussed above, which amended the Whalehaven Note to provide for a conversion price lower than the conversion price under the original Convertible Notes and the exercise price under the original Warrants.

In addition, the Note and Warrant Amendments further provide that Alpha and Adventure each waive their rights to receive shares of Atlantic’s common stock pursuant to the Distribution, solely with respect to any shares of the Company’s common stock issued or issuable to Alpha or Adventure upon full or partial conversion of the Convertible Notes and full or partial exercise of the Warrants.

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 30, 2012, the stockholders of the Company approved by written consent (i) a 1,000-for-1 reverse stock split with respect to the Company’s common stock (the “Reverse Stock Split”), (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the amount of authorized capital stock to 270,000,000 shares, consisting of 250,000,000 shares of common stock, par value $.000001 per share, and 20,000,000 shares of preferred stock, par value $.000001 per share, notwithstanding the effect of the Reverse Stock Split, and (iii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to “Southern USA Resources Inc.”  As of March 30, 2012, the Company had received written consents from stockholders holding 26,080,651 shares of the Company’s common stock, representing approximately 59.92% of the outstanding shares of the Company’s common stock and a sufficient number of shares to approve the aforementioned transactions.

The Company is in the process of obtaining the necessary regulatory approvals for the Reverse Stock Split, its name change and corresponding trading symbol change.  In connection with the Reverse Stock Split, the Company is planning to make the Distribution described under Item 1.01 above, provided that certain conditions are met.  These conditions include the effectuation of the Reverse Stock Split and the closing of the transactions described in the Southern Real Estate Sales Contract between the Company and John Hancock Life Insurance Company (U.S.A.) and the Real Estate Sales Contract between the Company and David E. Riley, pursuant to which the Company will acquire several parcels of real property located in the state of Alabama.  The Distribution is also subject to regulatory review.  The Board of Directors of the Company has the discretion not to effectuate the Reverse Stock Split if the Board believes that effectuating the Reverse Stock Split is no longer in the best interest of the Company and its stockholders.  If the Company does not effectuate the Reverse Stock Split, the Company will not make the Distribution.  The Board of Directors will establish a record date for the Distribution upon the Board’s determination that the conditions necessary for the Distribution have been or will be satisfied.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

 (d)   Exhibits.

Exhibit No.	Description
4.1	Note Amendment Agreement, dated March 30, 2012, between the Company and Whalehaven Capital Fund, Ltd.
4.2	Note and Warrant Amendment Agreement, dated March 30, 2012, between the Company and Alpha Capital Anstalt.
4.3	Note and Warrant Amendment Agreement, dated March 30, 2012, between the Company and Adventure Ventures LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY (Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date:  April 4, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.1	Note Amendment Agreement, dated March 30, 2012, between the Company and Whalehaven Capital Fund, Ltd.
4.2	Note and Warrant Amendment Agreement, dated March 30, 2012, between the Company and Alpha Capital Anstalt.
4.3	Note and Warrant Amendment Agreement, dated March 30, 2012, between the Company and Adventure Ventures LLC.